SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                 April 23, 1997
                Date of Report (Date of earliest event reported)




                            Empire of Carolina, Inc.
             (Exact name of registrant as specified in its charter)




           Delaware                     1-7909          13-2999480
(State or other jurisdiction         (Commission       (IRS Employer
         of incorporation)           File Number)    Identification No.)



        5150 Linton Boulevard, 5th Floor,  Delray Beach, Florida 33484
               (Address of principal executive offices) (Zip Code)



                                 (561) 498-4000
                         (Registrant's telephone number)















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Item 5.  Other Events.

         On April 23, 1997, the Registrant issued the press release attached hereto as Exhibit 99, which press release is hereby incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.


     Exhibit
      Number                    Description
        99           Press Release, dated April 23, 1997.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EMPIRE OF CAROLINA, INC.



                                                By   /s/ Lawrence Geller
                                                Name:   Lawrence Geller
                                                Title:  Vice President and
                                                        General Counsel

Date: April 23, 1997


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                                  EXHIBIT INDEX



     Exhibit
      Number                      Description
        99           Press Release, dated April 23, 1997.




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